EXECUTION COPY

                         AMENDMENT TO TRUST AGREEMENTS


      THIS AMENDMENT is made as of October 1, 1997 (this "Amendment"), among NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("National Auto"), CHASE MANHATTAN BANK DELAWARE, as Trustee (the "Trustee") of National Financial Auto Funding Trust, a Delaware business trust ("Funding Trust I"), and National Financial Auto Funding Trust II, a Delaware business trust ("Funding Trust II"), and the undersigned Co-Trustees of Funding Trust I and Funding Trust II, pursuant to Section 10.03 of the First Amended and Restated Trust Agreement, dated as of December 8, 1994 (the "Trust I Agreement"), among National Auto, the Trustee and the Co-Trustees identified therein, and Section 10.03 of the Trust Agreement, dated as of December 8, 1995 (the "Trust II Agreement"), among National Auto, the Trustee and the Co-Trustees identified therein. The Trust I Agreement and the Trust II Agreement are referred to herein collectively as the "Trust Agreements." Each of the undersigned hereby consents to the execution and delivery of this Amendment pursuant to the Trust Agreement or Trust Agreements to which each is a party, and Section 13.01(b) of the Pooling and Administration Agreement, dated as of December 8, 1994 (the "Pooling Agreement"), in the case of the undersigned parties that are party thereto.

      In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties to the extent provided herein:

            Amendment to Section 2.03(e) of the Trust Agreements. Paragraph (e) of Section 2.03 of each of the Trust Agreements is hereby amended and restated its entirety and to read, as follows:

      (e)(i) Neither the registered nor the beneficial interest in any Certificate of Beneficial Interest or other beneficial interest in the Trust may be transferred, assigned, hypothecated or pledged in any manner by any direct or indirect owner thereof (including any transferee thereof subsequent to the date hereof) without the prior written notice by such owner to each of Financial Security Assurance Inc., a New York stock insurance company ("Financial Security"), and the Trustee. Any purported transfer, assignment, hypothecation or pledge in any manner of any such registered or beneficial interest in any Certificate of Beneficial Interest or other beneficial interest in the Trust in violation of this Section 2.03(e)(i) shall be null and void and shall not cause any rights to inure to the benefit of the purported transferee.

      (ii) All notices and other communications to be given to Financial Security under this Amendment shall be in writing and shall be mailed by registered mail or personally delivered or telecopied to Financial Security at the following address unless and until Financial Security shall provide written notice to the Trustee with respect to any change in such address, which change shall be effective upon the Trustee's receipt of such notice:

            Financial Security Assurance Inc.
            350 Park Avenue
            New York, NY 10022
            Attention: Surveillance Department
            Re: NAFCO Auto Finance 1995-1, 1996-1 and 1997-1 Trusts,
             Automobile Loan Asset Backed Certificates
            Confirmation: (212) 826-0100
            Telecopy Nos.:(212) 339-3518, (212) 339-3529

            Pooling Agreement. National Auto, in its capacity as Administrator under the Pooling Agreement, and FUNB, as holder of 100% of the outstanding Class B Certificates, hereby consent to amendment of the Trust Agreements pursuant hereto and waive Section 7.02 of the Pooling Agreement in connection therewith and FUNB, constituting the Required Certificateholder, hereby directs Bankers Trust Company, as trustee under the Pooling Agreement, to waive Section
7.02 of the Pooling Agreement in connection therewith and to execute and deliver this Amendment.

            Directions by National Auto to Trustee. National Auto, by its execution of this Amendment, hereby directs Chase Manhattan Bank Delaware, as Owner Trustee of each of Funding Trust I and Funding Trust II, to consent to this Amendment and to execute and deliver this Amendment.

            Definitions. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Pooling Agreement except with respect to capitalized terms used but not defined herein that appear in paragraph 1 above, with respect to which such terms shall have the respective meanings assigned to such terms in the Trust Agreements, depending upon the Trust Agreement with respect to which such term is used.

            Conditions to Effectiveness. This Amendment shall become effective upon (a) the receipt by each of National Auto, the Trustee and Financial Security (which with respect to Financial Security shall be delivered to the address for Financial Security set forth in paragraph 7 below) of counterparts hereof executed and delivered on behalf of each of the parties hereto and (b) the receipt by each of National Auto and the Trustees of an executed copy (which copy need not be an original executed copy) of that certain Consent made as of October 1, 1997, with respect to Financial Security's consent in writing to this Amendment and certain other actions by National Auto set forth therein.

            Ratification. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Trust Agreements, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Trust Agreements specifically referred to herein and any references in the Trust Agreements to the

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
provisions of the Trust Agreements specifically referred to herein shall be to such provisions as amended by this Amendment.

            Address for Notices and Other Communications to Financial Security. All notices and other communications to be given to Financial Security hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

            Financial Security Assurance Inc.
            350 Park Avenue
            New York, NY 10022
            Attention: Surveillance Department
            Re: NAFCO Auto Finance 1995-1, 1996-1 and 1997-1 Trusts,
              Automobile Loan Asset Backed Certificates
            Confirmation: (212) 826-0100
            Telecopy Nos.:(212) 339-3518, (212) 339-3529

            Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. By its execution hereof, each of the parties hereto have consented to this Amendment.

            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF), AND ALL LAWS OR RULES OF CONSTRUCTION OF SUCH STATE SHALL GOVERN THE RIGHTS OF THE PARTIES TO THIS AMENDMENT AND THE INTERPRETATION OF THE PROVISIONS OF THIS AMENDMENT.

            Headings. The headings of paragraphs contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Trust Agreements and shall not affect the construction or interpretation of this Amendment or the Trust Agreements or any provisions hereof or thereof.





                   [Remainder of Page Intentionally Blank]


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
                              Agreed and Consented to by:

                              CHASE MANHATTAN BANK DELAWARE
                              not in its individual capacity but solely as Owner Trustee under each of the Trust Agreements


                              By: ______________________________________
                                      Name:
                                      Title:



                              Agreed and Consented to by:

                              NATIONAL AUTO FINANCE COMPANY, INC.


                              By: ______________________________________
                                      Name:
                                      Title:


                              Agreed and Consented to by:

                              FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA


                              By: ______________________________________
                                      Name:
                                      Title:



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
                            Agreed and Consented to by:

                            BANKERS TRUST COMPANY
                            not in its individual capacity but solely as Trustee of National Financial Auto Receivables Master Trust


                            By: ______________________________________
                                      Name:
                                      Title:


                            Agreed and Consented to by:

                            ------------------------------------------
                            Gary Shapiro, Co-Trustee of each Funding Trust I and Funding Trust II


                            Agreed and Consented to by:

                            ------------------------------------------
                            Keith Stein, Co-Trustee of each of Funding Trust I and Funding Trust II





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